Exhibit 10.12

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED GAS GATHERING AGREEMENT

BETWEEN

QUESTAR GAS MANAGEMENT COMPANY

AND

QUESTAR EXPLORATION AND PRODUCTION COMPANY

DATED

SEPTEMBER 7, 2001

THIS AMENDMENT is entered into and made effective the first day of July, 2011, between QEP Energy Company, a Texas corporation, (f/k/a Questar Exploration and Production Company) (“Shipper”) and QEP Field Services Company, a Utah corporation, (f/k/a/ Questar Gas Management Company) (“QEPFS”). Shipper and QEPFS are collectively referred to as the Parties.

The Parties represent as follows:

A.	Shipper and QEPFS entered into an Amended and Restated Gas Gathering Agreement dated September 7, 2001 (the “Agreement”).

B.	The Parties have determined that it is in their mutual interest to amend the Agreement.

Accordingly, the Parties agree as follows:

ARTICLE 1 - Receipts and Deliveries

Section 1.4 shall be added as follows:

1.4 QEPFS shall return to Shipper for Shipper’s account its pro-rata share of all liquefiable hydrocarbons that condenses in the gathering system (Condensate) and captured by QEPFS. QEPFS shall market Shipper’s Condensate and remit the Condensate value to Shipper minus a handling and marketing fee of $** per gallon.

ARTICLE 5 - Conditioning Service for High BTU Gas

Sections 5.1 to 5.5 shall be deleted and replaced with:

5.1 All of Shipper’s gas tendered at the Receipt Point(s) under this Agreement shall be subject to the terms of the Processing Agreement dated June 30, 2011 between QEPFS and Shipper.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED EXHIBIT “A-1”

The current Amended Exhibit “A-1” shall be deleted and replaced with the attached new Amended Exhibit “A-1”.

Except as amended by this Fourth Amendment, or as may have previously been amended, the terms and conditions of the Agreement remain in full force and effect.

THIS AMENDMENT is entered into by the authorized representatives of the Parties whose signatures are set forth below.

Shipper:
QEP Energy Company

BY:	/s/ J.B. Neese
J.B. Neese
Executive Vice President

QEPFS:
QEP Field Services Company

BY:	/s/ C. B. Stanley
C. B. Stanley
President & CEO

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED EXHIBIT “A-1”

TO THE

AMENDED AND RESTATED GAS GATHERING AGREEMENT

BETWEEN

QEP ENERGY COMPANY

AND

QEP FIELD SERVICES COMPANY

DATED SEPTEMBER 7, 2001

The Parties intend that if some of the leases covering the lands described below should expire, then Shipper shall continue to deliver any gas pursuant to the terms of this Agreement should Shipper subsequently renew the lease or obtain another interest in the lands.

**

If Shipper acquires any additional acreage in the following areas then that acreage will automatically be dedicated to this Agreement

**